Exhibit 99.4

EXECUTION VERSION

AMENDMENT NO. 1 TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT is entered into effective as of March 3, 2006, by and among SV Probe Pte. Ltd, a corporation organized under the laws of Singapore, SV Probe, Inc., a California corporation, Kulicke and Soffa Industries, Inc., a Pennsylvania corporation, K&S Interconnect, Inc., a Delaware corporation, Kulicke and Soffa (Suzhou), Ltd., a corporation organized under the laws of the Peoples Republic of China, Kulicke and Soffa (Japan) Ltd., a corporation organized under the laws of Japan, Kulicke & Soffa (S.E.A.) Pte Ltd., a corporation organized under the laws of Singapore, and Kulicke & Soffa Test Taiwan Co. Ltd., a corporation organized under the laws of Taiwan (collectively, the “Parties”).

Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

BACKGROUND

WHEREAS, Purchaser and Seller Group entered into that certain Asset Purchase Agreement effective as of January 25, 2006 (the “Agreement”) providing for the sale of substantially all of the assets and assignment of certain of the liabilities relating to the Business by Seller Group to Purchaser; and

WHEREAS, Purchaser and Seller Group agreed in a letter dated February 28, 2006 that the Initial Closing shall be held on March 3, 2006; and

WHEREAS, the Parties desire to amend certain provisions, waive the performance of certain obligations under, and agree upon and acknowledge certain other matters in respect of the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Initial Closing.

(a) This Amendment shall be deemed to have been executed and delivered by the Parties prior to the Effective Time.

(b) The Parties agree and acknowledge that, upon execution and delivery of this Amendment by each of the Parties, all of the conditions to the obligations of Purchaser under Section 10 of the Agreement and of Seller Group under Section 11 of the Agreement to consummate the Initial Closing shall have been satisfied or waived, other than those conditions which cannot by their nature be satisfied prior to the Effective Time.

(c) The Parties agree and acknowledge that the “Initial Closing Date” under the Agreement shall be deemed to be March 3, 2006.

2. Closing Working Capital Schedules.

(a) The Parties agree that (i) Seller Group shall deliver the Closing Working Capital Schedules to Purchaser no later than March 10, 2006, (ii) Purchaser shall have thirty (30) days following its receipt of the Closing Working Capital Schedules to review the Closing Working Capital Schedules pursuant to Section 3(d)(iv) and (iii) no adjustment shall be made to the Purchase Price payable by Purchaser pursuant to Section 3(a) at the Effective Time.

(b) Without limiting the foregoing:

(i) The first sentence of Section 3(d)(iii) is hereby amended to delete the words “At the Initial Closing” and insert in their place the words “On or before March 10, 2006 (the “Closing Schedules Delivery Date”)”;

(ii) The first sentence of Section 3(d)(iv) is hereby amended to delete the words “For thirty (30) calendar following the Initial Closing” and insert in their place the words “For thirty (30) calendar following the Closing Schedules Delivery Date”;

(iii) The first sentence of Section 3(d)(v)(1) is hereby amended to delete the words “within thirty (30) calendar days after the Initial Closing” and insert in their place the words “within thirty (30) calendar days following the Closing Schedules Delivery Date”; and

(iv) Section 12(a)(xii) is hereby deleted.

(c) Notwithstanding anything set forth in the Agreement to the contrary, Seller Group shall not be required to transfer to Purchaser at the Effective Time any Books and Records that may reasonably be required by Seller Group in its preparation the Closing Working Capital Schedules. Seller Group shall transfer any such Books and Records that it retains following the Effective Time to Purchaser no later than the Closing Schedules Delivery Date.

3. Equipment to be Transferred.

(a) Section 1(a)(i) is hereby amended to delete the words “listed on Schedule 1(a)(i)” and insert in their place the words “, including the tangible personal property listed on Schedule 1(a)(i) to the extent of Seller Group’s ownership or leasehold interests in such property at the Effective Time.”

(b) Schedule 1(a)(i) is hereby modified and amended as set forth in Exhibit A hereto.

4. Assets in France. Notwithstanding anything set forth in the Agreement to the contrary, the Parties agree and acknowledge that (i) the sale and transfer of the Assets of the French Sub to Purchaser and the assumption of the liabilities relating to such Assets by Purchaser shall be effected pursuant to the terms of an asset purchase agreement entitled “Sale of Business as Going Concern” to be entered into by and between the French Sub and SV Probe S.A.S. and delivered at the Effective Time and (ii) neither the French Sub nor SV Probe S.A.S. shall be party to the Bill of Sale and Assumption Agreement.

5. Third-Party Consents.

(a) The Parties acknowledge that K&S is party to the Contract with Azcon, Inc., identified in Schedule 5(b)(ii), and agree that K&S (rather than Seller Group) shall assign to Purchaser, and Purchaser shall assume from K&S (rather than Seller Group), each such Contract at the Effective Time.

(b) Purchaser has notified Seller Group that Purchaser does not desire to assume the Contracts with, respectively, Prenma (Asia Pacific) Inc., Nikad Electronics Ltd. and Dogiun Corporation (each a “Third Party” and collectively the “Third Parties”), identified in Schedule 5(b)(ii) (the “Terminated Contracts”). The Parties agree that, no later than one Business Day following the Initial Closing Date, K&S shall notify each of the Third Parties, in accordance with the early termination and notice procedures specified in the relevant Contract, that it is terminating such Contract.

(c) Purchaser shall indemnify, defend and hold harmless K&S and Seller Group against any liabilities, losses, costs and expenses (collectively, “Losses”) resulting or arising from any claim, including claims for the payment of commissions on sales of products within the territory specified in the Terminated Contract, brought by a Third Party against K&S or Seller Group pursuant to a Terminated Contract, to the extent such claims relate to any activities of Purchaser, or amounts that become due or owing in relation to accounts receivable assigned to Purchaser pursuant to the Agreement, after the Initial Closing Date.

(d) For the avoidance of doubt, Purchaser hereby waives and releases Seller Group from its obligation, for all purposes under the Agreement, to solicit and obtain the consent of the Third Parties to the assignment to Purchaser of the Terminated Contracts.

6. Good Standing Certificate. Purchaser hereby acknowledges that the closing condition set forth in Section 12(a)(x) has been satisfied by Seller Group through the delivery to Purchaser of a bring-down status letter from the Corporation Services Company dated February 21, 2006.

7. Allocation of Purchase Price. The Parties acknowledge that, notwithstanding Section 3(c) of the Agreement, Exhibit B to the Agreement did not, at the time the Agreement was entered into, and does not, as of the date hereof, set forth the allocation of the Purchase Price among the Assets and agree that such allocation shall be negotiated in good faith and mutually agreed upon by the Parties no later than March 10, 2006.

8. Miscellaneous.

(a) Any references to a Section, Schedule or Exhibit in this Amendment shall be deemed to refer to the relevant Section of, or Schedule or Exhibit to the Agreement, unless otherwise provided herein.

(b) Except as amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

(c) This Amendment shall be governed by, and construed and enforced in accordance with, the terms of the Agreement.

(d) This Amendment may be executed in any number of counterparts (including by facsimile signatures), all of which taken together shall constitute one and the same instrument.

[Signature page follows]

The parties hereto have executed this Amendment as of the 3rd day of March, 2006.

PURCHASER:

SV Probe, Inc. a California corporation

By:	/s/ Kevin M. Kurtz
Kevin M. Kurtz
President and Chief Executive Officer

SV Probe Pte. Ltd. a Singapore corporation

By:	/s/ Kevin M. Kurtz
Kevin M. Kurtz
President and Chief Executive Officer

K&S:

Kulicke and Soffa Industries, Inc. a Pennsylvania corporation

By:	/s/ Maurice E. Carson
Maurice E. Carson
Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 of Asset Purchase Agreement]

SELLER GROUP:

K&S Interconnect, Inc. a Delaware corporation

By:	/s/ Maurice E. Carson
Maurice E. Carson
Vice President and Treasurer

Kulicke and Soffa (Suzhou), Ltd. a corporation organized under the laws of the People’s Republic of China

By:	/s/ Maurice E. Carson
Maurice E. Carson
Director

Kulicke and Soffa (Japan) Ltd. a corporation organized under the laws of Japan

By:	/s/ Maurice E. Carson
Maurice E. Carson
Director

Kulicke & Soffa (S.E.A.) Pte Ltd. a corporation organized under the laws of Singapore

By:	/s/ Maurice E. Carson
Maurice E. Carson
Director

[Signature Page to Amendment No. 1 of Asset Purchase Agreement]

Kulicke & Soffa Test Taiwan Co. Ltd.
a corporation organized under the laws of Taiwan

By:	/s/ Maurice E. Carson
Maurice E. Carson
Director, Supervisor

[Signature Page to Amendment No. 1 of Asset Purchase Agreement]